                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by Registrant                         [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
[X] Definitive Proxy Statement             Commission Only
[ ] Definitive Additional Materials        (as permitted by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                                REMEDYTEMP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transactions applies:

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        (2) Aggregate number of securities to which transactions applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4) Proposed maximum aggregate value of transaction:

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        (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:

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        (2) Form, schedule or registration statement no.:

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        (4) Date filed:

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
                                REMEDYTEMP, INC.
                                 101 ENTERPRISE
                              ALISO VIEJO, CA 92656

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 17, 1999


To the Shareholders of REMEDYTEMP, INC.

        The 1999 Annual Meeting of Shareholders (the "Meeting") of RemedyTemp, Inc., a California corporation (the "Company"), will be held at the Company's corporate headquarters located at 101 Enterprise, Aliso Viejo, California, on February 17, 1999, at 9:00 a.m. for the following purposes:

        1. To elect a Board of Directors of seven (7) directors to serve until the next annual meeting of shareholders of the Company and until their successors are elected and qualified;

        2. To approve an amendment to the Company's Amended and Restated 1996 Stock Incentive Plan (the "Incentive Plan") providing for a 575,000 share increase of the aggregate number of shares of Class A Common Stock of the Company ("Common Stock") reserved for issuance under the Incentive Plan so that the total number of shares of Common Stock that may be issued under the Incentive Plan may not exceed 1,800,000; and

        3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors of the Company has fixed the close of business on December 21, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

        ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO DO SO, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                         By Order of the Board of Directors


                                         Alan M. Purdy
                                         Chief Financial Officer and
                                         Assistant Secretary

Aliso Viejo, California
January 7, 1999

                                REMEDYTEMP, INC.
                                 101 ENTERPRISE
                              ALISO VIEJO, CA 92656

                                  ------------

                             PROXY STATEMENT FOR THE
                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 17, 1999

        This Proxy Statement and related materials are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of RemedyTemp, Inc., a California corporation (the "Company"), for use at the Company's 1999 Annual Meeting of Shareholders (the "Meeting") to be held on February 17, 1999, at 9:00 a.m. and at any and all postponements and adjournments of the Meeting. The Meeting will be held at the Company's corporate headquarters located at 101 Enterprise, Aliso Viejo, California. This Proxy Statement and the accompanying form of proxy will be first mailed to shareholders on or about January 8, 1999.

        The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and form of proxy and the cost of soliciting proxies will be paid by the Company. Proxies may be solicited in person or by telephone, telegraph or cable, by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the reasonable expenses of forwarding soliciting material to their principals.

                                     VOTING

        The Board has fixed the close of business on December 21, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. On that date, there were 7,062,524 shares of the Company's Class A Common Stock ("Common Stock") outstanding. Each share of Common Stock is entitled to one vote on any matter that may be presented for consideration and action by the shareholders at the Meeting. Holders of the Company's Class B Common Stock are not entitled to any vote in the election of directors or on any other matters submitted to a shareholder vote except as to certain amendments to the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation"), certain mergers and as otherwise required by law.

        The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and at any adjournments and postponements thereof. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but have no legal effect on Proposal No. 1, Election of Directors, which is determined by plurality. With respect to Proposal No. 2, approval of an amendment to the Company's Amended and Restated 1996 Stock Incentive Plan (the "Incentive Plan"), abstentions and broker non-votes will not be considered as having voted for purposes of determining the outcome of Proposal No. 2 because approval requires the affirmative vote of a majority of those shares present and voting.

        Each shareholder entitled to vote may vote by proxy by using the proxy card enclosed with this Proxy Statement. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. The proposals are identified by number and identifying text on the proxy card. Each proxy submitted by a shareholder will, unless otherwise directed by the shareholder in the proxy, be voted according to the recommendation of the Board on that proposal, set forth later in this Proxy Statement. If a shareholder has submitted a proxy appropriately directing how the shares represented thereby are to be voted, such shares will be voted according to the shareholder's direction. Any shareholder has the power to revoke his or her proxy at any time before it is voted at the Meeting by submitting a written notice of revocation to the Secretary or Assistant Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the shareholder that executed it is present at the Meeting and elects to vote the shares represented thereby in person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below sets forth the following information as of December 21, 1998: (i) the number of shares of the Company's Class A Common Stock beneficially owned by those known by the Company to be beneficial owners of more than five percent (5%) of the outstanding shares of the Company's Class A Common Stock; and (ii) the number of shares of the Company's Class A and Class B Common Stock beneficially owned by each of the present directors, executive officers named in the Summary Compensation Table on page 10 of this Proxy Statement, and by all directors and executive officers of the Company as a group. On December 21, 1998, there were 7,062,524 shares of Class A Common Stock outstanding and 1,805,539 shares of Class B Common Stock outstanding. Unless otherwise stated, and except for voting powers held jointly with a person's spouse, the persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the Securities and Exchange Commission (the "Commission") or information provided to the Company by such beneficial owners.

                                             CLASS A                                CLASS B
                                          COMMON STOCK:                           COMMON STOCK:
                                        AMOUNT AND NATURE                       AMOUNT AND NATURE
                                          OF BENEFICIAL        PERCENT OF         OF BENEFICIAL       PERCENT OF
       BENEFICIAL OWNER                    OWNERSHIP(1)         CLASS(%)         OWNERSHIP(1)(2)       CLASS(%)
-------------------------------         -----------------      ----------       ------------------    -----------
William D. Cvengros(3)(4)                      21,000                *                     --               --

James L. Doti(3)(4)                            21,500                *                     --               --

Jeffrey A. Elias(5)                             5,000                *                     --               --

Robert A. Elliott(4)(6)                        20,000                *                     --               --

J. Michael Hagan(7)                            12,500                *                     --               --

Robert E. McDonough, Sr.(4)(8)              2,031,081             28.6%               195,568             10.8%
    101 Enterprise
    Aliso Viejo, CA 92656

Paul W. Mikos(4)(8)(9)                         64,121                *              1,290,970             71.5%
    101 Enterprise
    Aliso Viejo, CA 92656

Susan  M. Mikos(4)(9)(10)                      36,240                *              1,290,970             71.5%
    101 Enterprise
    Aliso Viejo, CA 92656

Greg Palmer(11)(4)(9)                          32,430                *

Alan M. Purdy(12)                              13,861                *                     --               --

John B. Zaepfel(3)                             20,000                *                     --               --

Franklin Advisers, Inc.                       759,913             10.8%                    --               --
   901 Mariners Island Blvd
   San Mateo, CA 94404

Wasatch Advisors, Inc.                        697,247              9.9%                    --               --
     150 East Social Hall Ave
      Salt Lake City Utah 84111

Mid-Continent Capital, L.L.C                  510,525              7.2%                    --               --
     55 W. Monroe, Suite 3560
     Chicago, IL 60603

All directors and executive                 2,266,376             31.2%             1,486,538             82.3%
officers as a group(13 persons)

----------

*       Less than one percent (1%)

(1) The information contained in this table reflects "beneficial ownership" as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Shares not outstanding that are subject to vested options, or options that vest and become exercisable by the holder thereof within sixty (60) days of December 21, 1998 are deemed outstanding for the purposes of calculating the number and percentage owned by such shareholder, but are not deemed outstanding for the purpose of calculating the percentage owned by each other shareholder listed. Unless otherwise noted, all shares listed as beneficially owned by a shareholder are actually outstanding.

(2) Holders of Class B Common Stock are not entitled to any vote on matters submitted to a shareholder vote except as to certain amendments to the Articles of Incorporation, certain mergers and as otherwise required by law. The Class B Common Stock automatically converts into Class A Common Stock on a share-for-share basis upon the earliest to occur of (i) a transfer to a non-affiliate of the holder thereof in a public offering pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act of 1933, as amended, (ii) the death or legal incapacity of Robert E. McDonough, Sr., or (iii) the tenth anniversary of the closing of the Company's initial public offering.

(3) Includes 15,000 shares of Class A Common Stock that are issuable upon exercise of vested non-employee director stock options and 5,000 shares of Class A Common Stock that are issuable upon exercise of non-employee director stock options that vest on the date of the Meeting if the director remains a director until then.

(4) Includes shares held by certain trusts established for the benefit of the shareholder and/or the shareholder's family.

(5)     All shares are issuable upon exercise of vested stock options.

(6) Includes 10,000 shares of Class A Common Stock that are issuable upon exercise of vested non-employee director stock options and 5,000 shares of Class A Common Stock that are issuable upon exercise of non-employee director stock options that vest on the date of the Meeting if the director remains a director until then.

(7) Includes 5,000 shares of Class A Common Stock that are issuable upon exercise of vested non-employee director stock options and 5,000 shares of Class A Common Stock that are issuable upon exercise of non-employee director stock options that vest on the date of the Meeting if the director remains a director until then.

(8) Includes 27,881 shares of Class A Common Stock that are issuable upon exercise of vested stock options.

(9)     Includes shares held in community property.

(10) Excluding the 27,881 shares of Class A Common Stock that are issuable upon exercise of vested stock options granted to Paul W. Mikos, Mr. Mikos and Susan McDonough Mikos have beneficial ownership of the same shares.

(11) Includes 25,000 shares of Class A Common Stock that are issuable upon exercise of vested stock options.

(12) Includes 12,774 shares of Class A Common Stock that are issuable upon exercise of vested stock options.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

        In general, the Company's directors are elected at each annual meeting of shareholders. Currently, the number of directors of the Company is eight (8). Susan McDonough Mikos, a director of the Company since November 1992 and the Company's Corporate Secretary since January 1996, has chosen not to run for re-election to the Board. Ms. Mikos's term of office as a director of the Company will expire immediately prior to the Meeting. At such time, the number of directors of the Company will be fixed at seven (7). Accordingly, at the Meeting, the Company's shareholders are being asked to elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes at the Meeting up to the number of authorized directors will be elected.

        The seven (7) nominees for election as directors at the Meeting set forth in the table on the following page are all incumbent directors. Messrs. Cvengros, Elliott, McDonough, Mikos, Zaepfel and Dr. Doti were re-elected at the Company's 1998 Annual Meeting of Shareholders. Mr. Hagan was elected by the Board on March 16, 1998 to fill a vacancy. Each of the nominees has consented to serve as a director if elected. Except to the extent that authority to vote for any directors is withheld in a proxy, shares represented by proxies will be voted FOR such nominees. In the event that any of the nominees for director should before the Meeting become unable to serve if elected, shares represented by proxies will be voted for such substitute nominees as may be recommended by the Company's existing Board, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

        The following biographical information is furnished with respect to the seven (7) nominees for election at the Meeting as of December 21, 1998:

                                                                                        DIRECTOR
NOMINEE                              AGE   PRINCIPAL OCCUPATION                           SINCE
-------                              ---   --------------------                         --------
William D. Cvengros                  50    Chief Executive Officer and President          1996
                                           of PIMCO Advisors Holdings L.P.

James L. Doti                        52    President, Chapman University                  1996

Robert A. Elliott                    59    Chairman, Elliott Investment Company           1997

J. Michael Hagan                     59    President and Chief Executive Officer          1998
                                           of Furon Company

Robert E. McDonough, Sr.             76    Chairman of the Board of the Company           1978

Paul W. Mikos                        54    Chief Executive Officer and President          1993
                                           of the Company

John B. Zaepfel                      62    Chief Executive Officer of the                 1995
                                           Zaepfel Group

        William D. Cvengros has served as a director of the Company since August 1996. Mr. Cvengros has been the Chief Executive Officer, President and a director of PIMCO Advisors Holdings L.P., a publicly traded investment management firm, since November 1994. From February 1986 until November 1994, Mr. Cvengros served as Chairman of the Board of Pacific Investment Management Company (PIMCO). From January 1990 until November 1994, Mr. Cvengros was Vice Chairman of the Board of Directors and Chief Investment Officer of Pacific Life Insurance Company, formerly Pacific Mutual Life Insurance Company. Mr. Cvengros is also a director of Furon Company.

        James L. Doti, Ph.D. has served as a director of the Company since July 1996. Since July 1991, Dr. Doti has served as the President of Chapman University. Dr. Doti has been a member of the Chapman University faculty since 1974 and is also a member of the Board of Directors of Fleetwood Enterprises, Standard Pacific Corp. and First American Financial Corporation.

        Robert A. Elliott has served as a director of the Company since December 1997. Since 1988, Mr. Elliott has served as President and Chairman of Elliott Investment Company. Prior to founding Elliott Investment Company, Mr. Elliott served as the Chairman and Chief Executive Officer of VLI Corporation ("VLI"), a publicly traded company specializing in the manufacturing and marketing of personal care products from 1984 until 1987. Prior to joining VLI, Mr. Elliott was a Vice President of Howmedica, Inc., a subsidiary of Pfizer, Inc. Mr. Elliott is a member of the Board of Trustees of Chapman University and a member of the Visiting Committee, School of Business Administration, University of Southern California. Additionally, Mr. Elliott is a director of WestMed Venture Partners, L.P. and WestMed Venture Partners 2, L.P.

        J. Michael Hagan has served as a director of the Company since March 1998. Since 1991, Mr. Hagan has served as Chairman of the Board of Directors and Chief Executive Officer of Furon Company, having previously served as President of Furon Company from 1980 to 1991. Mr. Hagan is also a director of Freedom Communications, Inc. and Ameron, Inc.

        Robert E. McDonough, Sr. has served as Chairman of the Board of the Company since August 1978. Mr. McDonough founded the Company in 1965 and has been continuously involved in the management, long-term operation and strategic planning of the Company since that time. For 29 years, until May 1994, he served as the Company's Chief Executive Officer. Mr. McDonough is the father of Susan McDonough Mikos and the father-in-law of Paul W. Mikos.

        Paul W. Mikos has served in various positions in the Company since 1977, including as President since 1985. Mr. Mikos has served as Chief Executive Officer of the Company since January 1996 and as a director of the Company since May 1993. From May 1994 until January 1996, he served as co-Chief Executive Officer of the Company. Prior to joining the Company, Mr. Mikos worked for ARA as a Regional Sales Director from August 1976 until October 1977. From July 1968 until August 1976, Mr. Mikos worked for IBM in sales management. Mr. Mikos is the husband of Susan McDonough Mikos and the son-in-law of Robert E. McDonough, Sr.

        John B. Zaepfel has been a director of the Company since June 1995. From 1974 until 1985, Mr. Zaepfel was President and Chief Executive Officer of Chartpak-Picket Industries, Inc., a wholly-owned subsidiary of The Times Mirror Company. In 1985, Mr. Zaepfel founded CPG International, Inc., a graphics art and engineering firm, and served as its President and Chief Executive Officer from 1985 until its sale in 1989. Since 1989, Mr. Zaepfel has been Chief Executive Officer of the Zaepfel Group, a private investment and consulting firm. Mr. Zaepfel is a director of Pro-Dex, Inc.

ELIMINATION OF CUMULATIVE VOTING

        The Company's Amended and Restated Bylaws (the "Bylaws") provide that when the Company becomes a "listed corporation" within the meaning of the California Corporations Code (i.e., has at least 800 holders of its equity securities as of the record date of the Company's most recent annual meeting of shareholders), cumulative voting rights will be eliminated. The Company had more than 800 shareholders on February 19, 1997. Consequently, cumulative voting rights were eliminated on February 19, 1997.

BOARD COMMITTEES AND MEETINGS

        The Audit Committee of the Board ("Audit Committee") currently consists of Messrs. Cvengros, Elliott and Zaepfel (Chairman). The Audit Committee meets with the Company's independent accountants, makes recommendations to the Board concerning the acceptance of the reports of such accountants and the accounting policies and procedures of the Company, and reviews financial plans and operating results of the Company.

        The Leadership Development and Compensation Committee ("Compensation Committee") of the Board currently consists of Mr. Cvengros, Dr. Doti (Chairman) and Mr. Hagan. The Compensation Committee sets the performance goals, annual salary and incentive compensation of the Company's executive officers and its key employees. Additionally, the Compensation Committee administers the Incentive Plan and 1996 Employee Stock Purchase Plan.

        The Executive Committee of the Board ("Executive Committee") currently consists of Dr. Doti, Mr. McDonough (Chairman) and Mr. Zaepfel. The Executive Committee reviews the performance of the Company's Chief Executive Officer and reports its evaluation of the Chief Executive Officer's performance to the Compensation Committee. The Executive Committee also advises the Board regarding strategic and acquisition planning recommendations.

        The Nominating Committee of the Board ("Nominating") currently consists of Mr. Cvengros (Chairman), Dr. Doti and Mr. Elliott. The Nominating Committee identifies, interviews and recommends to the Board potential new board members and makes recommendations to the Board regarding corporate governance.

        The Board acts as a committee of the whole with respect to nominations for membership on the Board. The Nominating Committee will consider nominees recommended by shareholders. A shareholder desiring to make such a recommendation should submit the name, address, telephone number, and qualifications of the proposed nominee in writing to the Company's Secretary and must comply with the procedures set forth in Section 201(c) of the Bylaws.

        During the Company's fiscal year ended September 27, 1998, there were five (5) meetings of the Board, two (2) meetings of the Audit Committee, three
(3) meetings of the Compensation Committee, three (3) meetings of the Nominating Committee, and one (1) meeting of the Executive Committee. While a director, each current Board member attended one hundred percent (100%) of the meetings of the Board, except for Mr. Zaepfel who missed one (1) Board meeting.

DIRECTORS' COMPENSATION

        Directors who are also employees or officers of the Company receive no extra compensation for their service on the Board. Prior to March 16, 1998, non-employee, non-officer directors received an annual cash retainer of $18,000. Pursuant to the Company's Non-Employee Director Compensation and Deferral Plan, effective March 16, 1998 (the "Director Plan"), non-employee, non-officer directors receive an annual retainer in the form of shares of Common Stock valued at $18,000 on the date of their election or re-election to the Board
(the "Director Shares"). Once issued, the Director Shares are held in trust, on a deferred basis until a director is no longer a director of the Company. The Director Shares are issued to such trust no later than ten (10) business days after the next annual meeting of shareholders following election or re-election, provided that the director has remained a director during such time. Participation in the Director Plan is mandatory. Additionally, cash fees of $2,000 per Board meeting attended and $750 for each meeting of a committee of the Board are paid by the Company to each non-employee director. Non-employee directors also receive reimbursement for out-of-pocket expenses relating to Company business.

        Pursuant to the Incentive Plan, each non-employee director of the Company automatically receives, upon becoming a director, a one-time grant of an option to purchase up to 10,000 shares of Common stock at an exercise price equal to the fair market value of the Common Stock on the date of the option's grant. These non-employee director options have a term of ten (10) years and become exercisable with respect to fifty percent (50%) of the underlying shares on the grant date and with respect to an additional fifty percent (50%) of the underlying shares on the date of the next annual meeting of shareholders of the Company following the grant date (or, if an annual meeting of shareholders occurs within six months after the grant date, then on the date of the second annual shareholders' meeting after the grant date), provided that the recipient has remained a director since the grant date. In addition to an initial grant, each non-employee director also will receive, upon each re-election to the Board, an automatic grant of an option to purchase up to 5,000 additional shares of Common Stock. These additional options will vest and become exercisable upon the earlier to occur of (i) the first anniversary of the grant date, or (ii) immediately prior to the annual meeting of shareholders of the Company next following the grant date, if the director has served as a director from the grant date to such earlier date. All non-employee director options will have a term of ten (10) years and an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Vesting of non-employee director options accelerates if the recipient of the option ceases to be a director of the Company or its successor in connection with a change in control.

        Grants of non-employee directors' options under the Incentive Plan count against its current limit of 1,225,000 shares of Common Stock.(1) Shares underlying non-employee directors' options that expire or are terminated or canceled will become available for further awards under the Incentive Plan. In the event that a recipient of non-employee directors' options ceases to be a director of the Company, all such options granted to the director will be exercisable, to the extent they were exercisable at the date directorship ceased, for a period of 365 days or, if earlier, the expiration of the option according to its terms. Vesting accelerates upon certain transactions including dissolution, merger and change in control. The Incentive Plan provides that the exercise price may be paid by Company loan or withholding of underlying stock, or deferred until completion of broker-assisted exercise and sale transactions.

        At the completion of the Company's initial public offering of Common Stock, Mr. Zaepfel was awarded a one-time grant of non-employee directors' options to purchase 10,000 shares of Common Stock, pursuant to the Incentive Plan. Upon their election to the Board, Mr. Cvengros, Dr. Doti and Messrs. Elliott and Hagan were each awarded non-employee directors' options to purchase 10,000 shares of Common Stock pursuant to the Incentive Plan. Additionally, on February 19, 1997 and February 18, 1998, Messrs. Cvengros, Zaepfel and Dr. Doti were re-elected to the Board at the 1997 and 1998 Annual Meeting of Shareholders and therefore each received automatic option grants to purchase up to an additional 5,000 shares of Common Stock after each such meeting.

----------

(1) Shareholder approval of Proposal No. 2 will increase this limit to 1,800,000 shares of Common Stock.

RECOMMENDATION OF THE BOARD

        The Board recommends that the shareholders vote FOR the seven (7) nominees listed above. Proxies received will be so voted unless shareholders specify otherwise in the proxy.

                                 PROPOSAL NO. 2
                              APPROVAL OF AMENDMENT
                           TO THE STOCK INCENTIVE PLAN

        The Company's shareholders are being asked to approve an amendment to the Incentive Plan that will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Incentive Plan by an additional 575,000 shares, bringing the total amount reserved under the Incentive Plan to 1,800,000 shares of Common Stock (the "Incentive Amendment").(2)

        The primary purpose of the Incentive Amendment is to ensure that the Company will have a sufficient reserve of Common Stock available under the Incentive Plan. The Incentive Plan enables the Company to provide eligible employees of the Company and its participating affiliates with the continuing opportunity to acquire an equity interest in the Company and provides an incentive to certain key employees of the Company to remain at the Company by further aligning their interests with the interests of the Company and its shareholders. Additionally, the Company believes that having sufficient reserve of Common Stock available under the Incentive Plan is necessary to attract high quality new employees to the Company.

        The Incentive Plan was originally adopted by the Board and shareholders in April 1996. The Incentive Plan was amended by the Board and shareholders in February 1998 and by the Compensation Committee in December 1998. The following is a summary of the principal features of the Incentive Plan:

INCENTIVE PLAN

        In connection with the Company's initial public offering, the Company implemented its Incentive Plan for officers (approximately 20), directors (approximately five), key employees (approximately 20) and consultants (approximately 2) of the Company. Initially, a total of 900,000 shares of Common Stock were reserved for issuance under the Incentive Plan. At the February 18, 1998 Annual Meeting of the Company's Shareholders, the shareholders approved of an amendment to reserve an additional 325,000 shares of Common Stock. Thus, a total of 1,225,000 shares of Common Stock are currently reserved for issuance under the Incentive Plan.(3) As of January 2, 1999, after accounting for expired, terminated or cancelled options, options to purchase an aggregate of up to 1,141,988 shares of Common Stock have been granted to employees/consultants and non-employee directors of the Company at exercise prices equal to the fair market value of the Common Stock on the applicable grant dates. It is anticipated that further grants under the Incentive Plan will be made from time to time in the future. The Incentive Plan is intended to satisfy the conditions of Section 16 of the Exchange Act, pursuant to Rule 16b-3 promulgated thereunder ("Rule 16b-3").

        Employee Awards. The Incentive Plan enables the Company to grant a variety of stock-based incentive awards, including incentive and nonstatutory stock options, restricted stock, stock payments, performance shares, stock appreciation rights, dividend equivalents and other stock-based benefits. An award may consist of one such arrangement or benefit or two or more of them in tandem or in the alternative. The Incentive Plan permits the Compensation Committee to select eligible persons to receive awards and generally to determine the terms and

----------

(2) For information regarding options granted to directors and executive officers of the Company under the Incentive Plan, please see the material under the headings "Directors' Compensation" and "Executive Compensation and Other Information" contained in this Proxy Statement.

(3) Shareholder approval of Proposal No. 2 will increase this limit to 1,800,000 shares of Common Stock.

conditions of awards (except that awards of stock options to the Company's non-employee directors are automatic and nondiscretionary). Under the Incentive Plan, options to purchase shares of Common Stock (other than non-employee director options) may be granted with an exercise price below the market value of such stock on the grant date. Vesting of awards accelerates if the recipient's employment with the Company terminates in connection with a change in control, and the Compensation Committee may accelerate or extend the vesting or exercise period of any awards in its discretion.

        Section 162(m). For purposes of ensuring the Company's ability to deduct compensation relating to awards under the Incentive Plan, the Incentive Plan enables the Company to subject the grant, award, vesting or exercisability of an award on the attainment of a pre-established, objective performance goal ("Performance Based Compensation"). For this purpose, a pre-established, objective performance goal may include one or more of the following performance criteria: (i) cash flow; (ii) earnings per share (including earnings before interest, taxes and amortization), (iii) return on equity; (iv) total shareholder return; (v) return on capital; (vi) return on assets or net assets;
(vii) income or net income; (viii) operating margin; (ix) return on operating revenue; and (x) any other similar performance criteria contemplated by the regulations under Section 162(m). If it is intended that an award constitute Performance Based Compensation under the Incentive Plan, an annual limitation will apply so that not more than 100,000 shares of Common Stock in any one calendar year can be granted to an eligible person.

        Non-Employee Director Awards. Non-employee directors of the Company automatically receive an initial one-time grant of an option to purchase up to 10,000 shares of Common Stock. These initial options will vest and become exercisable with respect to fifty percent (50%) of the underlying shares on the grant date and with respect to an additional fifty percent (50%) of the underlying shares on the date of the next annual shareholders' meeting following the grant date (or, if an annual meeting of shareholders occurs within six (6) months after the grant date, then on the date of the second annual shareholders' meeting after the grant date), if the recipient has remained a director since the grant date and is then continuing as a director for the ensuing year. In addition to an initial grant, each non-employee director will also receive, upon each re-election to the Board, an automatic grant of an option to purchase up to 5,000 additional shares of Common Stock. These additional options will vest and become exercisable upon the earlier to occur of (i) the first anniversary of the grant date, or (ii) immediately prior to the annual meeting of shareholders of the Company next following the grant date, if the director has served as a director from the grant date to such earlier date. All non-employee director options will have a term of ten (10) years and an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Vesting of non-employee director options accelerates if the recipient of the option ceases to be a director of the Company or its successor in connection with a change in control.

        Administration. The Incentive Plan provides that the exercise price of options may be paid by Company loan or withholding of underlying stock, or deferred until completion of broker-assisted exercise and sale transactions. The Incentive Plan is administered by the Compensation Committee, which consists of Mr. Cvengros, Dr. Doti (Chairman) and Mr. Hagan. The Compensation Committee members are disinterested directors within the meaning of Rule 16b-3 and are eligible to receive only automatic, nondiscretionary stock option awards thereunder. The Board or the Compensation Committee may amend, suspend or terminate the Incentive Plan at any time. However, only the Compensation Committee may take actions affecting selection of award recipients or the timing, pricing and amounts of any awards (other than non-employee director options, which are fixed, automatic and non-discretionary), and the provisions of the Incentive Plan regarding grants of stock options to non-employee directors generally are not subject to amendment. The maximum number of shares that may be sold or issued under the Incentive Plan may be increased and the class of persons eligible to participate in the Incentive Plan may be altered only with the approval of the holders of the Common Stock. Additionally, in December 1998, the Compensation Committee amended the Incentive Plan to also require approval of the holders of the Common Stock to adjust or reduce the purchase or exercise price of granted stock options, restricted stock, or stock appreciation rights granted under the Incentive Plan. With respect to any other amendments to the Incentive Plan, the Board may, in its discretion, determine that such amendment shall only become effective upon approval by the holders of the Common Stock if the Board determines that such shareholder approval may be advisable, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under federal or state securities laws, federal or state tax laws, or for the purpose of satisfying applicable stock exchange listing requirements.

        Federal Income Tax Consequences. The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by the Company is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. Stock options granted under the Incentive Plan are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and are not qualified under Section 401(a) of the Code.

            Non-Statutory Stock Options. In general, there are no tax consequences to the optionee or to the Company on the grant of options that do not qualify as incentive stock options within the meaning of Section 422 of the Code ("Non-Statutory Stock Option"). On exercise, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the exercise price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. Upon a subsequent disposition of the shares received under a Non-Statutory Stock Option, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as capital gain or loss.

            Incentive Stock Options. Stock options granted under the Incentive Plan may qualify as incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options"). There are no tax consequences to the optionee or to the Company on the grant of an Incentive Stock Option. Also, if an optionee exercises an Incentive Stock Option in accordance with its terms and does not dispose of the shares acquired within two (2) years from the date of the grant of the Incentive Stock Option nor within one (1) year from the date of exercise (the "Required Holding Periods"), an optionee will not be subject to regular federal income tax, and the Company will not be entitled to any deduction, on the exercise of an Incentive Stock Option. An optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided an optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, an optionee's gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of an optionee's gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee's basis in the shares. If, however, an optionee disposes of the acquired shares at any time prior to the expiration of the Required Holding Periods, then (subject to certain exceptions), the optionee will recognize ordinary income at the time of such disposition which will equal the excess, if any, of the lesser of (a) the amount realized on such disposition, or (b) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by an optionee. Any gain in excess of such ordinary income amount will be a short-term, mid-term or long-term capital gain, depending on the optionee's holding period. If an optionee disposes of such shares for less than the optionee's basis in the shares, the difference between the amount realized and the optionee's basis will be short-term or long-term capital loss, depending upon the holding period of the shares.

            The excess of the fair market value of the shares acquired on the exercise date of an Incentive Stock Option over the exercise price of such option generally is required to be included in the optionee's alternative minimum taxable income for the year in which the option is exercised and, accordingly, may subject an optionee to the alternative minimum tax.

RECOMMENDATION OF THE BOARD

        The Board believes that the Incentive Amendment is necessary to provide employees of the Company with an opportunity to acquire an equity interest in the Company and as an incentive for them to remain in the Company's service. Additionally, the Board believes that the Incentive Amendment is a necessary incentive to attract new employees of the highest caliber to the Company. Accordingly, the Board recommends shareholders vote FOR Proposal No. 2.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation earned for the last three (3) fiscal years by (i) each person who served as the Company's Chief Executive Officer ("CEO") during the fiscal year ended September 27, 1998 and
(ii) the Company's four (4) most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the fiscal year ended September 27, 1998 (the "Named Executive Officers").

                                                                     Long-Term
                                                                    Compensation
                                                                       Awards
                                                                    ------------
                                           Annual Compensation       Securities
                                           -------------------       Underlying        All Other
Name and Principal Position         Year   Salary($)   Bonus($)      Options(#)     Compensation($)
---------------------------         ----   ---------   --------     ------------    ---------------
Paul W. Mikos(1)                    1998    410,000    410,000         25,000                 *
    President and                   1997    390,000    390,000         40,000           108,449
    Chief Executive Officer         1996    390,000    390,000         23,872           108,449

Robert E. McDonough, Sr.(2)         1998    410,000    410,000         25,000                 *
    Chairman of the                 1997    390,000    390,000         40,000            87,404
    Board of Directors              1996    390,000    390,000         23,872            80,879

Greg Palmer                         1998    237,500    188,906        125,000                 *
    Chief Operations Officer and    1997         --         --             --                --
    Executive Vice President        1996         --         --             --                --

Alan M. Purdy                       1998    221,401    139,100         15,000                 *
    Senior Vice President, Chief    1997    200,902    110,000         20,000                 *
    Financial Officer, and          1996    162,966    100,000         23,872                 *
    Assistant Secretary

Jeffrey A. Elias                    1998    215,892    129,363         15,000                 *
    Senior Vice President, Human    1997    191,983    110,000         20,000                 *
    Resources and Risk Management   1996    149,439    105,000         23,872                 *

----------

*       Less than 10% of salary plus bonus.

(1) 1997 and 1996 other annual compensation represents $71,431 in life insurance premiums paid by the Company and $37,018 in use of Company-owned vehicles, for each fiscal year. Insurance premiums cover life insurance policies with cash surrender values owned by Mr. Mikos and death benefits payable to Mr. Mikos's beneficiaries. Upon termination of certain of the policies, a portion of the premiums paid is refundable to the Company.

(2) 1997 other annual compensation represents $64,979 in life insurance premiums paid by the Company and $22,425 in use of Company-owned vehicles. 1996 other annual compensation represents $58,454 in life insurance premiums paid by the Company and $22,425 in use of Company-owned vehicles. Insurance premiums cover life insurance policies with cash surrender values owned by Mr. McDonough and death benefits payable to Mr. McDonough's beneficiaries. Upon termination of certain of the policies, a portion of the premiums paid is refundable to the Company.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended September 27, 1998:

                                                    Individual Grants
                           ----------------------------------------------------------------------
                                                                                                     Potential Realizable Value at
                               Number          % of Total                                               Assumed Annual Rates of
                           of Securities        Options                                              Stock Price Appreciation for
                             Underlying        Granted to       Exercise Of                                 Option Term($)(4)
                              Options         Employees in       Base Price       Expiration         -----------------------------
        Name               Granted(#)(1)      Fiscal Year       ($/share)(2)        Date(3)               5%($)          10%($)
        ----               -------------      ------------      ------------    -----------------    -------------    ------------
Paul W. Mikos                   25,000            7.2%              $21.63      January 7, 2008          $881,000      $1,402,750
Robert E. McDonough, Sr.        25,000            7.2%              $21.63      January 7, 2008          $881,000      $1,402,750
Greg Palmer                    125,000           35.9%              $20.72      December 16, 2007      $4,216,250      $6,718,750
Alan M. Purdy                   15,000            4.3%              $20.25      December 18, 2007        $494,850        $787,950
Jeffrey A. Elias                15,000            4.3%              $20.25      December 18, 2007        $494,850        $787,950

----------

(1) The option to purchase 125,000 shares of Common Stock granted to Mr. Palmer was outside of the Incentive Plan and received shareholder approval at the 1998 Annual Meeting of Shareholders. Mr. Palmer's grant is exercisable with respect to twenty percent (20%) of the shares covered thereby starting on the first anniversary of the grant date, and thereafter, with respect to twenty percent (20%) of the shares covered thereby on each successive anniversary. All other options set forth in the above table were granted under the Incentive Plan. The option grants to Messrs. Mikos and McDonough are exercisable with respect to twenty percent (20%) of the shares covered thereby starting on the first anniversary of the grant date, and thereafter, with respect to twenty percent (20%) of the shares covered thereby on each successive anniversary. The option grants to Mr. Purdy and Dr. Elias are exercisable with respect to thirty-three and one third percent (33 1/3%) of the shares covered thereby starting on the first anniversary of the grant date, and thereafter with respect to an additional thirty-three and one third percent (33 1/3%) of the shares covered thereby on each successive anniversary date. The Incentive Plan is administered by the Compensation Committee, which has broad discretion and authority to construe and interpret the Incentive Plan and to modify outstanding options.

(2) The exercise price and tax withholding obligations related to the exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions. The Incentive Plan permits the Compensation Committee to amend outstanding options; provided, however, prior approval of the Company's shareholders is required to lower the exercise price of outstanding options.

(3) All of the options were granted for a term of ten (10) years from the grant date, subject to earlier termination upon certain events related to termination of employment or a change in control of the Company.

(4) The potential realizable values listed are based on an assumption that the market price of the Common Stock appreciates at the stated rate, compounded annually, from the date of grant to the expiration date. The five percent (5%) and ten percent (10%) assumed rates of appreciation are determined by the rules of the Commission and do not represent the Company's estimate of the future market value of the Common Stock. Actual gains, if any, are dependent on the future market price of the Common Stock.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

        The table on the following page sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise during the fiscal year ended September 27, 1998 by the Named Executive Officers. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on September 27, 1998, and the aggregate gains that would have been realized had these options been exercised on September 27, 1998, even though these options were not exercised, and the unexercisable options could not have been exercised, on that date.


                                                                Number of Securities
                                                               Underlying Unexercised            Value of Unexercised
                                                                  Options at Fiscal              In-the-Money Options
                                 Shares                              Year End(#)                At Fiscal Year End($)(1)
                               Acquired on       Value        ---------------------------     -----------------------------
         Name                  Exercise(#)    Realized($)     Exercisable   Unexercisable     Exercisable     Unexercisable
         ----                  -----------    -----------     -----------   -------------     -----------     -------------
Paul W. Mikos                        --               --         22,881          65,991         $175,130         $316,693
Robert E. McDonough, Sr.             --               --         22,881          65,991         $175,130         $316,693
Greg Palmer                          --               --             --         125,000               --         $160,000
Alan M. Purdy                     8,440         $ 90,772          7,774          42,658         $ 69,966         $223,745
Jeffrey A. Elias                 14,214         $194,800             --          42,658               --         $223,745

----------

(1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on September 25, 1998 (the last trading day of fiscal 1998). The closing price of the Company's Common Stock on that day on The Nasdaq National Market was $22.00. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

EMPLOYMENT AND CONSULTING CONTRACTS

        The Company has an employment agreement with Paul W. Mikos that expires on May 1, 1999, pursuant to which the Company employs Mr. Mikos as its CEO and President. As amended, the agreement provides for a base salary set annually by the Compensation Committee; provided, however that Mr. Mikos's annual base salary shall not be less than $390,000. Additionally, the agreement provides for an annual performance bonus in an amount to be determined by the Compensation Committee based upon satisfaction of certain performance goals set annually by the Compensation Committee. The amount of Mr. Mikos's annual performance bonus shall not exceed 100% of Mr. Mikos's base salary in any particular year. Pursuant to the employment agreement, if the Company terminates Mr. Mikos's employment as the Company's CEO and President without cause (as defined in the employment agreement), he shall be entitled to receive from the Company severance payments consisting of $390,000 per year for two (2) years, payable on a semi-monthly basis.

        The Company has an employment agreement with Robert E. McDonough, Sr. that expires on December 4, 2001, pursuant to which the Company employs Mr. Robert McDonough as Chairman of the Board. As amended, the agreement provides for a base salary set annually by the Compensation Committee; provided, however that Mr. McDonough's annual base salary shall not be less than $390,000. Additionally, the agreement provides for an annual performance bonus in an amount to be determined by the Compensation Committee based upon satisfaction of certain performance goals set annually by the Compensation Committee. The amount of Mr. McDonough's annual performance bonus shall be no less than $160,000 and no more than 100% of Mr. McDonough's base salary in any particular year. Additionally, pursuant to the terms of the agreement, Mr. McDonough is entitled to annual demand registration rights and certain "piggyback" registration rights in future registrations by the Company of its securities.

        The Company has an employment agreement with Greg Palmer that expires January 5, 2003, pursuant to which the Company employs Mr. Palmer as its Chief Operations Officer and Executive Vice President ("COO"). The agreement provides for a base salary of $325,000 per year and an annual performance bonus of up to $325,000 based upon satisfaction of annual performance goals set by the Compensation Committee. Additionally, under the agreement, the Company granted to Mr. Palmer on December 16, 1997 an option grant to purchase up to 125,000 shares of Common Stock at $20.72, the fair market value of the Common Stock on the grant date. Such grant vests and becomes exercisable at a rate of twenty percent (20%) per year over a five (5) year period with the first twenty percent (20%) exercisable on December 16, 1998. The grant, once vested, will become exercisable until December 16, 2007. Under the agreement, Mr. Palmer shall also receive an annual grant from the Company of an option to purchase 50,000 shares of Common Stock under a vesting schedule and such other terms as to be determined by the Compensation Committee at the time of such annual grants to the other officers of the Company. Pursuant to the agreement, if the Company terminates Mr. Palmer's employment as COO without cause (as defined in the agreement), he shall be entitled to receive from the Company a lump-sum severance payment of Mr. Palmer's annual base salary then in effect plus maximum annual bonus equal to one hundred percent (100%) of Mr. Palmer's then annual salary and granted options will vest automatically and will remain exercisable for the balance of their term. If the Company terminates Mr. Palmer's employment "for cause" (as defined in the agreement), then all of the unexercised options, whether or not vested, shall expire and become unexercisable as of the date of such for cause termination. In the event that there are certain changes in control of the Company and Mr. Palmer is terminated by the Company within one (1) year of such change in control event for any reason except for cause, all options granted shall become fully vested and exercisable for the balance of their term.

        The Company entered into a consulting agreement with R. Emmett McDonough, the Company's former co-Chief Executive Officer, effective February 6, 1996. Under the terms of the agreement, Mr. Emmett McDonough will serve as a consultant to the Company until August 1999 and will receive annual compensation of $350,000, plus certain benefits.

        The Company has agreements with Alan M. Purdy and Jeffrey A. Elias, each providing for a severance payment of at least twelve (12) months' salary and bonus if employment with the Company is terminated within twenty-four (24) months of certain changes in ownership or management.

CERTAIN TRANSACTIONS

        Prior to July 1997, the Company leased its national headquarters corporate facility from its largest shareholder and Chairman of the Company, Robert E. McDonough, Sr. The lease provided for the payment of property taxes, insurance and certain other operating expenses applicable to the leased property by the lessee. In September 1996, the lease expired and the lease term became month-to-month through July 1997. Commencing July 15, 1997, the Company entered into a lease agreement with Mitchell Land and Improvement Company to lease its national headquarters corporate facility for a term of two (2) years. Subsequently, in September 1998, the Company moved into its new corporate headquarters under a lease agreement with Parker-Summit, LLC, a non-affiliated third party.

        In May 1995, the Company loaned $500,000 to Paul W. Mikos, the Company's CEO and a member of the Company's Board, at an interest rate of 6.62% per annum. On June 9, 1998, Mr. Mikos paid to the Company all outstanding amounts owed under such loan.

        From April 1996 to December 1997, the Company, in various installments, completed distributions of the following aggregate amounts to the following persons and trusts: (i) $2,259,625 to Robert E. McDonough, Sr. and the various family trusts in which he is a trustee and beneficiary; (ii) $1,042,412 to Paul and Susan Mikos and the two trusts for the benefit of their two children in which Ms. Mikos is trustee; and (iii) $1,136,024 to R. Emmett McDonough and the three trusts for the benefit of his three children in which R. Emmett McDonough is trustee (collectively, the "Distributions"). The Distributions were related to their income tax obligations in connection with the Company's undistributed S corporation earnings from October 2, 1995 through July 9, 1996, the date immediately preceding the date of termination of the Company's S corporation status in connection with the consummation of the Company's initial public offering.

        In August 1993, the Company advanced an interest-free $60,000 management education scholarship to Meaghan Mikos, an employee of the Company from June 1992 to July 1995. Meaghan Mikos is the daughter of Paul and Susan Mikos and the granddaughter of Robert E. McDonough, Sr. The entire amount of the scholarship remains outstanding and will be forgiven if Ms. Mikos works for the Company for at least three (3) years after receipt of an M.B.A. degree. Ms. Mikos obtained her M.B.A. degree in 1997 and has been working for the Company since November 1997.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

        The Compensation Committee is composed of three (3) non-employee, non-officer, directors and is responsible for setting and administering the policies governing annual compensation and performance goals of the executive officers of the Company.

Compensation Policies and Philosophy

        The Compensation Committee believes that the compensation for the executive officers of the Company should be designed to attract, motivate and retain talented executives responsible for the success of the Company. The Compensation Committee determines the executive officers' compensation levels after examining competitive market levels of similarly situated temporary staffing companies and based upon the achievement of pre-established objectives, individual contribution to the Company and the financial performance of the Company. The Compensation Committee strives to set a fair and competitive base salary for each of its executive officers coupled with an incentive cash bonus tied to annual performance-based personal and Company goals. Additionally, the Company strives to link its executive officers' compensation with the financial performance of the Company and align the financial interests of the executive officers with those of the Company's shareholders by providing equity-based long-term incentives in the form of stock option grants.

Compensation Components and Process

        BASE SALARY. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at other similarly situated temporary staffing companies.

        PERFORMANCE BASED COMPENSATION. The Compensation Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of a cash bonus based on the satisfaction of certain pre-established goals, including the financial performance of the Company. The pre-established goals are a product of the Company's Management By Objective Program ("MBO") in which the Compensation Committee establishes each executive officer's pre-established goals after receiving suggestions from each executive officer.

        STOCK OPTIONS. The goal of the Company's stock option grants is to align the interests of executive officers with the interests of the Company's shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Compensation Committee determines the amount of stock options according to the executive's position within the Company, recent performance, potential for future responsibility and promotion, and comparable awards made to individuals in similar positions within the staffing industry. It is the general practice of the Company to grant stock options to executive officers when they join the Company. The Compensation Committee believes that these initial grants give the recipients a meaningful stake in the Company's long-term performance, with any ultimate realization of significant value from those options being commensurate with returns available on investments in the Company's Common Stock. In addition to initial grants, the Compensation Committee has adopted a policy of providing additional long-term incentives to the Company's executive officers primarily through periodic stock option grants. The Compensation Committee believes that these incentives are essential to the long-term success of the Company and serve to align the interests of the Company's officers with the interests of its shareholders. Options are exercisable in the future at the fair market value at the time of grant, so that an executive officer granted an option is rewarded only by the appreciation in price of the Company's Common Stock. Such grants, if any, are generally determined by the Compensation Committee at the end of a fiscal year with the input and recommendation of the Company's CEO.

Executive Officer Compensation

        In December 1998, the Compensation Committee granted bonuses to certain executive officers based upon the executive's achievement of such individual and Company pre-established performance goals, which include the Company's financial performance, based on revenue, income before income taxes, and net income. To ensure that the Compensation Committee achieves its goal of setting competitive compensation levels, the Compensation Committee commissioned a comprehensive compensation analysis by an independent consultant, which concluded that the Company's executive base salaries were competitive with other temporary staffing companies, and that executive bonuses were competitive on a percentage basis to the levels identified by surveys for other temporary staffing companies.

        Regarding compensation to executive officers other than base salary and cash bonuses, the Compensation Committee also administers the Company's Incentive Plan, pursuant to which the Company may grant various stock-based awards intended to compensate Company personnel and align the interests of recipients with the interests of the Company's shareholders. To date, only stock options and performance grants have been granted under the Incentive Plan, although the Compensation Committee may, in the future, utilize other types of incentive awards available under the Incentive Plan. In fiscal 1998, the Compensation Committee awarded each executive officer stock options based upon each officer's respective work performance, level of responsibility, initiative and achievement of individual performance goals and Company goals. The options typically vest in periodic installments over a three year period contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return only if the executive officer remains with the Company and only if the market price of the Company's Common Stock appreciates over the option term.

CEO Compensation

        The Compensation Committee set the performance goals, salary, bonus amount and stock option grant for fiscal 1998 of the Company's Chief Executive Officer, Paul Mikos, with reference to market standards and satisfaction of certain pre-established performance objectives. Mr. Mikos's annual base salary of $410,000 for fiscal 1998 was an increase of $20,000 from his base salary of $390,000 for fiscal 1997, reflecting competitive market standards, the Compensation Committee's favorable evaluation of Mr. Mikos's individual performance and his contributions to the strategic management of the Company-owned and independently-managed offices. Mr. Mikos's incentive compensation for fiscal 1998 consisted of a cash bonus of $410,000 (up from $390,000 paid in fiscal 1997) and an option grant to purchase up to 25,000 shares of Common Stock (collectively the "Incentive Compensation") exercisable in the future at the fair market value at the time of grant. The Compensation Committee based the Incentive Compensation primarily on Mr. Mikos's satisfaction of certain pre-established performance goals based on quantitative factors such as the Company's actual financial performance, number of office openings and the satisfaction of quarterly budgets. The Company's actual financial performance for fiscal 1998, including its total revenues, income before income taxes, and net income, was above the pre-established targeted levels. Additionally, the Company satisfied its office openings goals and quarterly budget amounts. Consequently, in recognition of Mr. Mikos's ability to satisfy and exceed the pre-established target levels, the Compensation Committee set Mr. Mikos's Incentive Compensation.

                                    COMPENSATION COMMITTEE:

                                       William D. Cvengros

                                       James L. Doti (Chairman)

                                       J. Michael Hagan


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

        During fiscal year 1998, Mr. Cvengros, Dr. Doti and Mr. Zaepfel served as members of the Compensation Committee. Mr. Zaepfel resigned from the Compensation Committee in November 1998, at such time the Board appointed Mr. Hagan to the Compensation Committee. No current member of the Compensation Committee is a current or former officer or employee of the Company. No executive officer of the Company served on the board of directors or compensation committee of any entity that includes one or more members of the Company's Board.

                                    STOCK PERFORMANCE GRAPH

        The stock performance graph set forth below compares the cumulative total shareholder return on the Company's Common Stock for the period from July 11, 1996 (the date on which the Company's Common Stock was first publicly traded) and ending on September 27, 1998 with the Nasdaq Stock Market Composite Index, peer issuers in the temporary staffing industry and the Russell 2000 Index. The Company has selected to compare its shareholder return with that of the Russell 2000 Index because the Company believes that the Russell 2000 Index includes companies with comparable market capitalization. The graph assumes that $100 was invested on July 11, 1996 in the Company's Common Stock and each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Although the graph would normally cover a five-year period, the Company's Common Stock has been publicly traded since July 11, 1996, so the graph commences as of that date. The comparisons in the graph are required by the Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.


                                    [GRAPH]


(a) Staffing Composite Index consists of the following temporary staffing companies: Modis Professional Services (formerly Accustaff), Metamor Worldwide (formerly COREstaff), Interim Services, Kelly Services, Manpower, Norrell, Olsten, On Assignment, RemedyTemp, Inc., Robert Half International and Western Staff.

                                       7/11/96    9/27/96      9/26/97    9/25/98
                                       -------    -------      -------    -------
   RemedyTemp, Inc.                      $100       $152         $172       $169
   Nasdaq Composite Index                $100       $111         $153       $158
   Russell 2000 Index                    $100       $106         $138       $114
   Temporary Staffing Industry Index     $100       $107         $131       $101

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Securities Exchange Act of 1934, the directors and officers of the Company and persons who own more than ten percent (10%) of the Company's equity securities are required to report their initial ownership of the Company's equity securities and any subsequent changes in that ownership to the Commission and the Nasdaq National Market. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any late filings during the fiscal year ended September 27, 1998. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during the fiscal year ended September 27, 1998, all of these reports were timely filed, except for the following inadvertent late filings: one late Form 4 report for Greg Palmer with respect to the purchase of the Company's Common Stock by Mr. Palmer and his spouse; one late Form 4 report for William D. Cvengros with respect to the purchase of the Company's Common Stock by the Cvengros Living Trust; one late Form 4 report for Robert A. Elliott with respect to the purchase of the Company's Common Stock by the Elliott Charitable Trust; and one late Form 4 report for J. Michael Hagan with respect to the purchase of the Company's Common Stock by Mr. Hagan.

                              SHAREHOLDER PROPOSALS

        Shareholders who wish to include proposals for action at the Company's 2000 Annual Meeting of Shareholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than September 10, 1999. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Commission. Additionally, the proxy solicited by the Board for the 2000 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting unless the Company is provided with notice of such proposal no later than November 24, 1999.

                                  OTHER MATTERS

        The Board does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments and postponements thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

                         INDEPENDENT PUBLIC ACCOUNTANTS

        By selection of the Board, the firm of PricewaterhouseCoopers LLP has served as the Company's independent accountants since 1989. The Board has again selected PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending September 26, 1999. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                           ANNUAL REPORT AND FORM 10-K

        The Company's 1998 Annual Report to Shareholders has been mailed to shareholders concurrently with this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material. The Company will mail without charge, upon written request, a copy of its Annual Report on Form 10-K, including the financial statements, schedules, and list of exhibits. Requests should be sent to RemedyTemp, Inc., 101 Enterprise, Aliso Viejo, California 92656, Attention: Investor Relations.

Aliso Viejo, California
January 7, 1999

SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION IS APPRECIATED.

                           APPENDIX TO PROXY STATEMENT

                            1996 STOCK INCENTIVE PLAN
          (AMENDED AND RESTATED EFFECTIVE AS OF FEBRUARY 17, 1999 UPON
             SHAREHOLDER APPROVAL OF 575,000 SHARE RESERVE INCREASE)

                                    ARTICLE I
                                   DEFINITIONS

1.01 DEFINITIONS. Capitalized terms used in the Plan and not otherwise defined shall have the meanings set forth below:

(a) "AWARD" means an Incentive Award or a Non-employee Director's Option.

(b) "BOARD" means the Board of Directors of the Company.

(c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Where the context so requires, a reference to a particular Code section or regulation thereunder shall also be a reference to any successor provision of the Code to such section or regulation.

(d) "COMMISSION" means the Securities and Exchange Commission.

(e) "COMMITTEE" means the committee appointed by the Board to administer the Plan and, to the extent required to comply with Rule 16b-3 under the Exchange Act, consisting of two or more Board members, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act. In addition, if Incentive Awards are to be made to persons subject to Section 162(m) of the Code and such awards are intended to constitute Performance-Based Compensation, then each of the Committee's members shall also be an "outside director," as such term is defined in the regulations under Section 162(m) of the Code.

(f) "COMMON STOCK" means the Class A Common Stock of the Company, $0.01 par value.

(g) "DIVIDEND EQUIVALENT" means a right granted by the Company under Section
3.07 to a holder of a Stock Option, Stock Appreciation Right, or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period (as defined in Section 3.07) payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

(h) "ELIGIBLE PERSON" shall include officers or key employees, consultants, and advisors of the Company (as determined by the Committee) other than Non-employee Directors.

(i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended. Where the context so requires, a reference to a particular section of the Exchange Act or rule thereunder shall also refer to any successor provision to such section or rule.

(j) "FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date shall be: (i) if the stock is listed on an established stock exchange or exchanges (including, for this purpose, The Nasdaq National Market), the mean between the highest and lowest sale prices of the stock quoted for such date in the Transactions Index of each such exchange as averaged with such mean price as reported on any and all other exchanges, as published in The Wall Street Journal and determined by the Committee, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on the NASDAQ system on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Committee; provided, however, that when appropriate, the Committee in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the Code. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Committee on the basis of such factors as it may deem appropriate.

(k) "INCENTIVE AWARD" means any Stock Option, Restricted Stock, Stock Appreciation Right or Dividend Equivalent granted or sold to an Eligible Person under the Plan, but not a Non-employee Director's Option.

(l) "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the Code and the regulations thereunder.

(m) "JUST CAUSE DISMISSAL" means a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board or the Recipient's superiors or the Chief Executive Officer or President of the Company that results in damage to the Company or which the Recipient fails to correct within a reasonable time after written notice; (ii) any willful misconduct or gross negligence by the Recipient in the discharge of the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet Company objectives; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (v) the Recipient's performing services for any other person or entity which competes with the Company while he or she is employed by the Company, without the written approval of the Chief Executive Officer or President of the Company; or (vi) any other conduct that the Board or Committee determines constitutes Just Cause for Dismissal, provided, however, that if a Recipient is party to an employment agreement with the Company providing for just cause dismissal (or some comparable notion) of Recipient from his or her employment with the Company, "Just Cause Dismissal" purposes of the Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

(n) "NON-EMPLOYEE DIRECTOR" means a director of the Company who qualifies as a "Non-Employee Director" under Rule 16b-3 under the Exchange Act.

(o) "NON-EMPLOYEE DIRECTOR'S OPTION" means a Stock Option granted to a Non-employee Director pursuant to Article IV of the Plan.

(p) "NON-QUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

(q) "OPTION" or "STOCK OPTION" means a right to purchase Common Stock granted under the Plan, and can be an Incentive Stock Option or a Non-qualified Stock Option.

(r) "PAYMENT EVENT" means the event or events giving rise to the right to payment of a Performance Award.

(s) "PERFORMANCE AWARD" means an award granted under Section 3.03, payable in cash, Common Stock or a combination thereof, which vests and becomes payable over a period of time upon attainment of performance criteria established in connection with the grant of the award.

(t) "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the Code and the regulations thereunder. If the amount of compensation a Recipient will receive under any Incentive Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Incentive Award as performance-based compensation under Section 162(m) of the Code and the regulations thereunder, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (i) cash flow,
(ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income,
(viii) operating margin, (ix) return on operating revenue, and (x) any other similar performance criteria contemplated by the regulations under Section 162(m).

(u) "PERMANENT DISABILITY" means that the Recipient becomes physically or mentally incapacitated or disabled so that he or she is unable to perform substantially the same services as he or she performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Committee with respect to any Option, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 3.02(g)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the Code.

(v) "PURCHASE PRICE" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

(w) "RECIPIENT" means a recipient of an Award hereunder.

(x) "RESTRICTED STOCK" means Common Stock that is the subject of an award made under Section 3.04 and which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met as set forth in this Plan and in any statement evidencing the grant of such Award.

(y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

(z) "STOCK APPRECIATION RIGHT" or "SAR" means a right granted under Section 3.05 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

(aa) "STOCK PAYMENT" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Recipient.

                                   ARTICLE II
                                     GENERAL

2.01 ADOPTION. The Plan has been adopted by the Board and approved by the shareholders of the Company and is effective immediately prior to the closing of the initial public offering of the Company's securities.

2.02 PURPOSE. The purpose of the Plan is to promote the interests of the Company and its shareholders by using investment interests in the Company to attract and retain key personnel, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of Company's shareholders.

2.03 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, which, subject to the express provisions of the Plan, shall have the power to construe the Plan and any agreements or memoranda defining the rights and obligations of the Company and Recipients thereunder, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Plan and such agreements and confirming memoranda. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted under the Plan shall be final. Any action taken by, or inaction of, the Committee relating to the Plan or Awards shall be within the absolute discretion of the Committee and shall be conclusive and binding upon all persons. No member of the Committee shall be liable for any such action or inaction except in circumstances involving bad faith of himself or herself. Subject only to compliance with the express provisions hereof, the Committee may act in its absolute discretion in matters related to the Plan or Awards, provided, however, that notwithstanding anything herein to the contrary, the Committee shall have no authority or discretion as to the selection of persons eligible to receive Non-employee Director's Options or the timing, exercise price, or number of shares covered by Non-employee Director's Options, which matters are specifically governed by the Plan. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to a majority vote or unanimous written consent of its members. Subject to the requirements of
Section 1.01(e), the Board may from time to time increase or decrease the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

2.04 PARTICIPATION. A person shall be eligible to receive grants of Incentive Awards under the Plan if, at the time of the Award's grant, he or she is an Eligible Person.

2.05 SHARES OF COMMON STOCK SUBJECT TO PLAN.

(a) Plan Limit and Counting. The shares that may be issued upon exercise of or in the form of Awards under the Plan shall be authorized and unissued shares of Common Stock, previously issued shares of Common Stock reacquired by the Company, and unused Award shares pursuant to the final sentence of this Section 2.05(a). The aggregate number of shares that may be issued pursuant to Awards under the Plan shall not exceed 1,800,000 shares of Common Stock, subject to adjustment in accordance with Article V. Shares of Common Stock subject to unexercised portions of any Award granted under the Plan that expire, terminate or are cancelled, and shares of Common Stock issued pursuant to an Award under the Plan that are reacquired by the Company pursuant to the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.

(b) Annual Limit. Notwithstanding any other provision of this Plan, no Eligible Person shall be granted Incentive Awards with respect to more than 100,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Incentive Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 2.05(b) shall be subject to adjustment as provided in Article V, but only to the extent such adjustment would not affect the status of compensation attributable to Incentive Awards hereunder as Performance-Based Compensation.

2.06 AWARDS SUBJECT TO PLAN.

(a) Terms. Each Award shall be subject to the terms and conditions of the Plan and such other terms and conditions (whether or not applicable to any other award) established by the Committee as are not inconsistent with the purpose and provisions of the Plan including, without limitation, provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Common Stock acquired under any Award in the event the Recipient elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

(b) Award Documents. Each Award granted under the Plan shall be evidenced by an award agreement duly executed on behalf of the Company and by the Recipient or, in the Committee's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Committee may in its discretion determine. Such option agreements or confirming memoranda may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each option agreement or confirming memorandum. Any award agreement or confirming memorandum may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

2.07 AMENDMENTS.

(a) Amendment and Suspension of the Plan. The Board or the Committee may, insofar as permitted by applicable laws and regulations, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and the Plan as so revised or amended will govern all options thereunder, including those granted before such revision or amendment, except that no such amendment shall impair or diminish in any material respect any rights or impose additional material obligations under any Award theretofore granted under the Plan without the consent of the person to whom such Award was granted. Amendments shall be subject to approval by the Company's shareholders only to the extent required to comply with the express provisions of the Plan and applicable laws or regulations.

(b) Amendment of Incentive Awards. Subject to the requirements set forth in the Plan for amendment of particular Incentive Awards, the Committee may, with the consent of a Recipient, make such modifications in the terms and conditions of an Incentive Award as it deems advisable. Without limiting the generality of the foregoing, the Committee may, in its discretion with the consent of the Recipient, at any time and from time to time after the grant of any Incentive Award accelerate or extend the vesting or exercise period of the Incentive Award in whole or part. Notwithstanding the above, upon obtaining prior approval by the Company's shareholders, the Committee may adjust or reduce the purchase or exercise price of Incentive Awards by cancellation of such Incentive Awards and granting of Incentive Awards at lower purchase or exercise prices or by modification, extension or renewal of such Incentive Awards.

(c) Other Rights. Except as otherwise provided in this Plan or in the applicable award agreement or confirming memorandum, no amendment, suspension or termination of the Plan will, without the consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under the Plan.

2.08 TERM OF PLAN. Awards may be granted under the Plan until the tenth anniversary of the effective date of the Plan, whereupon the Plan shall terminate. No Awards may be granted during any suspension of the Plan or after its termination for any reason. Notwithstanding the foregoing, each Award properly granted under the Plan shall remain in effect until such Award has been exercised or terminated in accordance with its terms and the terms of the Plan.

2.09 RESTRICTIONS. All Awards granted under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Awards granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government or regulatory body or authority, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Unless the shares of stock covered by an Award granted under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue such shares unless the Recipient shall give a written representation and undertaking to the Company satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law or regulation, and that if shares of stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued, and the Company may order its transfer agent to stop transfers of such shares.

2.10 NONASSIGNABILITY. No Award granted under the Plan shall be assignable or transferable except (a) by will or by the laws of descent and distribution, or
(b) subject to the final sentence of this Section 2.10, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Recipient, an Award granted to him or her shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or his or her guardian or legal representative. Notwithstanding the foregoing, (x) no Award owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3 as interpreted and administered by the Commission and its staff, and (y) Incentive Stock Options (or other Awards subject to transfer restrictions under the Code) may not be assigned or transferred in violation of Section 422(b)(5) of the Code or the Treasury Regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

2.11 WITHHOLDING TAXES. Whenever shares of stock are to be issued upon exercise of or in connection with an Award granted under the Plan or subsequently transferred, the Committee shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares. The Committee may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award.

2.12 RIGHTS OF ELIGIBLE PERSONS AND RECIPIENTS. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a shareholder with respect to any shares issuable or issued in connection with the Award until the date of the receipt by the Company of all amounts payable in connection with exercise of the Award and performance by the Recipient of all obligations thereunder. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. Nothing contained in this Plan (or in award agreements or confirming memoranda or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or any of its subsidiaries or affiliates or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any of its subsidiaries or affiliates to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Person or Recipient, with or without cause. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company or any of its subsidiaries or affiliates by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company or any of its subsidiaries or affiliates and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

2.13 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and the Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, or advisors of the Company, whether or not approved by shareholders.

2.14 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

2.15 PARTICIPATION BY FOREIGN EMPLOYEES. Notwithstanding anything to the contrary herein, the Committee may, consistent with the purposes of the Plan, modify grants of Awards to confer the intended benefits of the Plan upon Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

                                   ARTICLE III
                                     AWARDS

3.01 GRANTS OF AWARDS. Subject to the express provisions of the Plan, the Committee may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up or underlie each Incentive Award, the period for the exercise of each Incentive Award, the performance criteria (which need not be identical) utilized to measure the value of Performance Awards, and such other terms and conditions applicable to each individual Incentive Award as the Committee shall determine. The Committee may grant at any time new Incentive Awards to an Eligible Person who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Awards. The Committee may grant Incentive Awards singly or in combination or in tandem with other Incentive Awards as it determines in its discretion. The purchase price or initial value and any and all other terms and conditions of the Incentive Awards may be established by the Committee without regard to existing Incentive Awards or other grants. Further, the Committee may amend in a manner not inconsistent with the Plan the terms of any existing Incentive Award previously granted to such Eligible Person, provided that the consent of the Recipient shall be required for amendments that impair or diminish in any material respect any rights or impose additional material obligations under the Incentive Award to be amended. Notwithstanding the foregoing, however, members of the Committee shall not be eligible to receive Incentive Awards.

3.02    STOCK OPTIONS.

(a) Nature of Stock Options. Stock Options may be Incentive Stock Options or Non-qualified Stock Options; Stock Options granted as Incentive Stock Options that fail or cease to qualify as such shall be treated as Non-qualified Stock Options hereunder.

(b) Setting the Exercise Price. The exercise price for each Option shall be determined by the Committee at the date such Option is granted. The exercise price may be less than the Fair Market Value of the Common Stock subject to the Option, provided that in no event shall the exercise price be less than the par value of the shares of Common Stock subject to the Option, and provided further that the exercise price of an Incentive Stock Option shall be not less than such amount as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Section 422 of the Code. Upon obtaining prior approval by the Company's shareholders, the Committee, with the consent of the Recipient, and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, may amend the terms of any Option (other than a Non-employee Director's Option) to provide that the exercise price of the shares remaining subject to the Option shall be reestablished at a price below the existing exercise price thereof or effect a reduction in exercise price by cancellation of an existing option and grant of a replacement option at an exercise price below the existing exercise price thereof. If the exercise price of an Option is reduced (or such Option is canceled for a new Option) pursuant to Section 2.07(b), and such Option is Performance-Based Compensation, the reduction of the Option's price (or the cancellation and grant of a new Option) shall be treated as the grant of a new Option and both the old and new Option shall be taken into account for purposes of applying the stock limit of Section 2.05(b). No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option (other than Non-employee Director's Options) as are not inconsistent with the Plan.

(c) Payment of the Exercise Price. The exercise price shall be payable upon the exercise of an Option in legal tender of the United States or capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Option and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, or retained by the Company from the Stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity incentive awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Committee may from time to time in the exercise of its discretion deem acceptable in any particular instance, provided, however, that the Committee may, in the exercise of its discretion, (i) allow exercise of an Option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the Option, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the Exercise Price and amounts required pursuant to Section 2.11.

(d) Option Period and Vesting. Options granted hereunder (other than Non-employee Director's Options) shall vest and may be exercised as determined by the Committee, except that exercise of such Options after termination of the Recipient's employment shall be subject to Section 3.02(g). Each Option granted hereunder (other than a Non-employee Director's Option) and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than ten years after the date the Option is granted, or five years after the date of grant in the case of a Recipient of an Incentive Stock Option who at the time of grant owns more than 10% of the combined voting power of the Company (after application of the constructive ownership rules of Section 424(d) of the Code), or any Parent or Subsidiary (as defined in Sections 424(e) and (f) of the Code, respectively), and shall be subject to earlier termination as herein provided.

(e) Exercise of Options. Except as otherwise provided herein, an Option may become exercisable, in whole or in part, on the date or dates specified by the Committee (or, in the case of Non-employee Director's Options, the Plan) and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of stock (or such other amount as is set forth in the applicable option agreement or confirming memorandum) may be purchased at one time and Options must be exercised in multiples of 100 unless the number purchased upon exercise is the total number at the time available for purchase under the terms of the Option. An Option shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price and any amounts required under Section 2.11. Notwithstanding any other provision of the Plan, the Committee may impose, by rule and in option agreements or confirming memoranda, such conditions upon the exercise of Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 10b-5 or Rule 16b-3 (or any successor rule) under the Exchange Act and any applicable section of or regulation under the Code.

(f) Limitation on Exercise of Incentive Stock Options. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the stock for which one or more Options granted to any Recipient under the Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000. Any Options granted as Incentive Stock Options pursuant to the Plan in excess of such limitation shall be treated as Non-qualified Stock Options.

(g) Termination of Employment.

            (i) Termination for Cause. Except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

            (ii) Termination other than Just Cause Dismissal. Subject to subsection (i) above and subsection (iii) below, and except as otherwise provided in a written agreement between the Company and the Recipient, or a confirming memorandum issued by the Company to the Recipient with the Recipient's consent, which may be entered into or delivered at any time before or after termination, in the event of a Recipient's termination of employment for:

                (A) any reason other than Just Cause Dismissal, death, or Permanent Disability, the Recipient's unexercised Options, whether or not vested, shall expire and become unexercisable as of the earlier of
        (1) the date such Options would expire in accordance with their terms if the Recipient remained employed or (2) three calendar months after the date of termination in the case of Incentive Stock Options, or six months after the date of termination in the case of Non-qualified Stock Options.

                (B) death or Permanent Disability, the Recipient's unexercised Options, whether or not vested, shall expire and become unexercisable as of the earlier of (1) the date such Options would expire in accordance with their terms if the Recipient remained employed or (2) 12 months after the date of termination.

            (iii) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in subsections (i) or (ii) above, the Committee may in its discretion pursuant to Section 2.07(b) designate shorter or longer periods to exercise Options following a Recipient's termination of employment. Options shall be exercisable by a Recipient (or his successor in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination unless the Company has a written agreement with the Recipient of the Option providing otherwise or the vesting period is extended pursuant to Section 2.07(b).

3.03 PERFORMANCE AWARDS.

(a) Grant of Performance Award. The Committee shall determine the performance criteria (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

(b) Payment of Award; Limitation. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash or in shares of Common Stock valued at Fair Market Value or a combination of Common Stock and cash, as the Committee in its discretion may determine.

(c) Annual Limit. Notwithstanding any other provision of this Plan, no Eligible Person shall be paid a Performance Award in excess of $250,000 in any one calendar year; provided, however, that this limitation shall not apply to the extent it is not required in order for the compensation attributable to the Performance Award hereunder to qualify as Performance-Based Compensation.

(d) Expiration of Performance Award. If any Recipient's employment with the Company is terminated for any reason other than normal retirement, death, or Permanent Disability prior to the time a Performance Award or any portion thereof becomes payable, all of the Recipient's rights under the unpaid portion of the Performance Award shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment by reason of death, Permanent Disability or normal retirement, the Committee, in its discretion, may determine what portions, if any, of the Performance Award should be paid to the Recipient.

3.04 RESTRICTED STOCK.

(a) Award of Restricted Stock. The Committee shall determine the Purchase Price (if any) applicable to Restricted Stock, the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse.

(b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to the Plan will be subject to the following conditions:

            (i) No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

            (ii) Certificates. The Committee may require that the certificates representing Restricted Stock granted or sold to a Recipient pursuant to the Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

            (iii) Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to the Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Committee in its discretion deems necessary or appropriate to enforce such restrictions; and

            (iv) Other Restrictions. The Committee may impose such other conditions on Restricted Stock as the Committee may deem advisable including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange upon which such Restricted Stock or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

(c) Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such schedule or other conditions as are determined by the Committee.

(d) Rights of Recipient. Subject to the provisions of Section 3.04(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a shareholder with respect to the Restricted Stock granted or sold to such Recipient under the Plan, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

(e) Termination of Employment. Unless the Committee in its discretion determines otherwise, upon a Recipient's termination of employment for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions imposed pursuant to the Plan on the date of such termination of employment shall be repurchased by the Company at the Purchase Price (if any) paid therefor by the Recipient.

3.05 STOCK APPRECIATION RIGHTS.

(a) Granting of Stock Appreciation Rights. The Committee may approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Options, at any time.

(b) SARs Related to Options.

            (i) A Stock Appreciation Right granted in connection with an Option granted under this Plan will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 3.05(b)(iii). Such Option will, to the extent surrendered, then cease to be exercisable.

            (ii) A Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that, the related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

            (iii) Upon the exercise of a Stock Appreciation Right related to an Option, the Holder will be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the Exercise Price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (ii) the number of shares as to which such Stock Appreciation Right is exercised.

(c) SARs Unrelated to Options. The Committee may grant Stock Appreciation Rights unrelated to Options to Eligible Persons. Section 3.05(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option Exercise Price specified in the related Option the initial base amount specified in the Award shall be used.

(d) Limits. Notwithstanding the foregoing, the Committee, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under the Plan.

(e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, in cash or in a combination of cash and shares of Common Stock as the Committee deems advisable. The Committee has full discretion to determine the form in which payment of A Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

(f) Rule 16b-3. The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act (or any other comparable provisions in effect at the time or times in question).

(g) Termination of Employment. Section 3.02(g) will govern the treatment of Stock Appreciation Rights upon the termination of a Recipient's employment with the Company.

3.06 STOCK PAYMENTS. The Committee may approve Stock Payments of the Company's Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash.

3.07 DIVIDEND EQUIVALENTS. The Committee may grant Dividend Equivalents to any Recipient who has received a Stock Option, SAR, or other Award denominated in shares of Common Stock. Such Dividend Equivalents shall be effective and shall entitle the recipients thereof to payments during the "APPLICABLE DIVIDEND PERIOD," which shall be (i) the period between the date the Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Committee may specify in the written instrument evidencing the grant of the Dividend Equivalent. Dividend Equivalents may be paid in cash, Common Stock, or other Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Committee by application of such formula as the Committee may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Committee may determine. Notwithstanding the foregoing, if it is intended that an Incentive Award qualify as Performance-Based Compensation and the amount of the compensation the Eligible Person could receive under the award is based solely on an increase in value of the underlying stock after the date of grant or award (i.e., the grant, vesting, or exercisability of the award is not conditioned upon the attainment of a preestablished, objective performance goal described in Section 1.01(t)), then the payment of any Dividend Equivalents related to the award shall not be made contingent on the exercise of the award.

                                   ARTICLE IV
                         NON-EMPLOYEE DIRECTOR'S OPTIONS

4.01 GRANTS OF ORIGINAL AND INITIAL OPTIONS.

(a) Original Options. Persons serving as Non-employee Directors as of the closing of the initial public offering of the Company's securities shall, upon such closing, receive a one-time grant of an option to purchase up to 10,000 shares (or 15,000 shares if such person has served as a director of the Company for at least two years) of the Company's Common Stock at an exercise price per share equal to the price to the public in such initial public offering, subject to adjustment as set forth in Article V. Options granted under this Section 4.01(a) are "ORIGINAL OPTIONS" for purposes hereof.

(b) Initial Options. Each Non-employee Director who joins the Board after the consummation of the initial public offering of the Company's securities shall, upon first becoming a Non-employee Director ("Eligible Director"), receive a one-time grant of an option to purchase up to 10,000 shares of the Company's Common Stock at an exercise price per share equal to the Fair Market Value of the Company's Common Stock on the date of grant, subject to (a) vesting as set forth in Section 4.03, and (b) adjustment as set forth in Article V. Options granted under this Section 4.01(b) are "INITIAL OPTIONS" for purposes hereof.

4.02 GRANTS OF ADDITIONAL OPTIONS. Immediately following the annual meeting of shareholders of the Company next following an Eligible Director's becoming an Eligible Director, and immediately following each subsequent annual meeting of shareholders of the Company, in each case if the Eligible Director has served as a director since his or her election or appointment and has been re-elected as a director at such annual meeting or is continuing as a director without being re-elected due to the classification of the board, such Eligible Director shall automatically receive an option to purchase up to 5,000 shares of the Company's Common Stock (an "ADDITIONAL OPTION"). In addition to the Additional Options described above, an individual who was previously an Eligible Director and received an initial grant of stock options under the Plan or pursuant to a prior option plan for the Company's directors, who then ceased to be a director for any reason, and who then again becomes an Eligible Director, shall upon again becoming an Eligible Director automatically receive an Additional Option. The exercise price per share for all Additional Options shall be equal to the fair market value of the Company's Common Stock on the date of grant, subject to (a) vesting as set forth in Section 4.03, and (b) adjustment as set forth in Article
V. No individual may receive Additional Options to purchase more than an aggregate of 20,000 shares of the Company's Common Stock, less the number of additional options received under any other option plan for the Company's directors.

4.03 VESTING. Original Options shall vest and become exercisable with respect to all underlying shares upon grant. Initial Options shall vest and become exercisable with respect to 50% of the underlying shares upon the date of grant and 50% of the underlying shares immediately prior to the next annual shareholders' meeting following the date of grant (or, if an annual meeting of shareholders occurs within six months after the grant date, then immediately prior to the second annual shareholders' meeting after the date of grant), if the Recipient has remained a director from the grant date to such vesting time. Additional Options shall vest and become exercisable with respect to all underlying shares upon the earlier of (y) the first anniversary the grant date or (z) immediately prior to the annual meeting of shareholders of the Company next following the grant date, if the optionee has served as a director from the grant date to such earlier date. Notwithstanding the foregoing, however, Initial Options and Additional Options that have not vested and become exercisable at the time the optionee ceases to be a director shall terminate.

4.04 EXERCISE. The exercise price for Non-employee Directors' Options shall be payable as set forth in Section 3.02(c). Non-employee Directors' Options shall be exercised in the manner provided in Section 3.02(e).

4.05 TERM OF OPTIONS AND EFFECT OF TERMINATION. Notwithstanding any other provision of the Plan, no Non-employee Director's Option granted under the Plan shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that the recipient of any Non-employee Directors' Options granted under the Plan shall cease to be a director of the Company, (a) all Original Options and Initial Options granted under this plan to such recipient shall be exercisable, to the extent already exercisable at the date such recipient ceases to be a director and regardless of the reason the recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate; and (b) all Additional Options granted under this Plan to such recipient shall be exercisable, to the extent already exercisable at the date such recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms) if he or she ceases to be a director because of death or permanent disability, or for a period of 90 days after that date (or, if sooner, until the expiration of the option according to its terms) if he or she ceases to be a director for any other reason, and shall then terminate. In the event of the death of an optionee while such optionee is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the optionee on a beneficiary designation form adopted by the Plan administrator for such purpose or, if there is no effective beneficiary designation form on file with the Company, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his or her will or the applicable laws of descent and distribution.

                                    ARTICLE V
                             CORPORATE TRANSACTIONS

5.01 ANTI-DILUTION ADJUSTMENTS. The number of shares of Common Stock available for issuance upon exercise of Awards granted under the Plan, the number of shares for which each Award can be exercised, and the exercise price per share of Awards shall be appropriately and proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of capital stock of the Company effected without receipt of consideration by the Company. No fractional interests will be issued under the Plan resulting from any such adjustments. The preceding sentence shall not result in an adjustment to the terms of an Incentive Stock Option unless such adjustment either (a) would not cause the Option to lose its status as an Incentive Stock Option or (b) is agreed to in writing by the Committee and the Recipient.

5.02 REORGANIZATIONS; MERGERS; CHANGES IN CONTROL. Subject to the other provisions of this Section 5.02, if the Company shall consummate any reorganization or merger or consolidation in which holders of shares of the Company's Common Stock are entitled to receive in respect of such shares any other consideration (including, without limitation, a different number of such shares), each Award outstanding under the Plan exercisable for Common Stock shall thereafter be exercisable, in accordance with the Plan, only for the kind and amount of securities, cash and/or other property receivable upon such reorganization or merger or consolidation by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such reorganization or merger or consolidation, and any appropriate adjustments will be made to the exercise price thereof. In addition, if a Change in Control (as defined below) occurs and in connection with such Change in Control any Recipient's employment with the Company is terminated, then subject to the terms of any written employment agreement between the Company and the Recipient and the specific terms of any Award, such Recipient shall have the right to exercise or receive the full benefit of his or her Awards granted under the Plan in whole or in part during the applicable time period provided in Section 3.02(g) without regard to any vesting or performance requirements or other milestones. For purposes hereof, but without limitation, a Recipient's employment with the Company will be deemed to have been terminated in connection with a Change of Control if (i) the Recipient is removed from his or her employment with the Company by or resigns his or her employment with the Company upon request of a Person (as defined in paragraph (a) below) exercising practical voting control over the Company following the Change in Control or a person acting upon authority or at the instruction of such Person, or (ii) the Recipient's position is eliminated as a result of a reduction in force within 150 days after the consummation of the Change in Control. In addition, if a Change in Control occurs and in connection with such Change in Control any recipient of a Non-employee Director's Option granted under the Plan ceases to be a director of the Company or its successor, then such recipient shall have the right to exercise his or her Non-Employee Director's Options granted under the Plan in whole or in part during the applicable time period provided in Section 4.05 without regard to any vesting requirements. For purposes hereof, but without limitation, a director will be deemed to have ceased to be a director of the Company or its successor in connection with a Change in Control if such director (i) is removed by or resigns upon request of a Person (as defined in paragraph (a) below) exercising practical voting control over the Company following the Change in Control or a person acting upon authority or at the instruction of such Person, or (ii) is willing and able to continue as a director of the Company or its successor but is not re-elected to or retained on the Company's board of directors by the Company's shareholders through the shareholder vote or consent action for election of directors that precedes and is taken in connection with, or next follows, the Change in Control, and is not elected or appointed to the board of directors of the successor. For purposes hereof, a "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occur:

(a) Any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding the Company, its subsidiaries, any employee benefit or stock ownership plan of the Company or its subsidiaries, and any shareholder of the Company who, together with such shareholder's Affiliates, owned at least 25% of the Common Stock prior to the effective date of the Plan ("affiliate" being defined for such purpose as an entity controlled by or under common control with such shareholder), and also excluding an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof (such person, entity or group being referred to herein as a "Person"), becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

(b) Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board; or

(c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than

            (i) a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

            (ii) a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(d) Approval by the shareholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

5.03 DETERMINATION BY THE COMMITTEE. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all of any part of its business or assets.

REVOCABLE PROXY

                                REMEDYTEMP, INC.
                                 101 ENTERPRISE
                         ALISO VIEJO, CALIFORNIA 92656

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul W. Mikos and Alan M. Purdy, or either of them, each with full power of substitution, as the lawful proxies of the undersigned and hereby authorizes such persons to represent and to vote as designated on this proxy all shares of the Class A Common Stock ("Common Stock") of RemedyTemp, Inc. ("RemedyTemp") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of RemedyTemp to be held on February 17, 1999 and at any adjournments or postponements thereof (the "1999 Annual Meeting"). The matters referred to on this proxy are described in the Proxy Statement for the Annual Meeting of Shareholders dated February 17, 1999.


              CONTINUED ON REVERSE -- PLEASE SIGN, DATE AND RETURN

[X] Please mark your votes as in this example

     The Board of Directors recommends a vote FOR the following proposals:

1. Election of Directors

   FOR all nominees listed                             NOMINEES:
   below (except as indicated              William D. Cvengros, James L. Doll,
   to the contrary below)        [ ]       Robert A. Elliott, J. Michael Hagan,
                                           Robert E. McDonough, Sr.,
   WITHHOLD AUTHORITY to vote              Paul W. Mikos, and John B. Zaepfel
   for all nominees listed below [ ]

   INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name below:

                 -----------------------------------------

2. Approval of an amendment to the Company's 1006
   Stock Incentive Plan (the "Plan") to authorize      FOR   AGAINST   ABSTAIN
   and reserve for issuance an additional 575,000      [ ]     [ ]       [ ]
   shares of Common Stock under the Plan.

3. In their discretion, the proxies are authorized to vote upon such other matters and to transact such other business as may properly come before the 1999 Annual Meeting or any adjournments or postponements thereof.

   THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED ACCORDING TO THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON SUCH PROPOSAL.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 1999 Annual Meeting.

Please sign, date and promptly return this proxy card using the enclosed reply envelope. Whether or not you plan to attend the 1999 Annual Meeting, you are urged to execute, date and return this proxy, which may be revoked at any time prior to its use.

SIGNATURES(S)                                         DATE                  1999
             ----------------------------------------     -----------------
Please sign your name exactly as it appears hereon. When shares are held by joint tenants both should sign. If you receive more than one proxy card, please sign, date and return all cards received. When signed as attorney, executor, administrators, trustee or guardian, please sign as such and give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.